BNY Mellon International Fund
STATEMENT OF INVESTMENTS
May 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 95.6%
Australia — 3.1%
ASX Ltd.	113,618	5,221,881
Brambles Ltd.	112,532	1,682,159
		6,904,040
Austria — 1.1%
OMV AG	47,078	2,517,717
Bermuda — 1.1%
Hiscox Ltd.(a)	146,160	2,483,271
France — 21.6%
AXA SA	52,582	2,478,323
BNP Paribas SA	81,003	7,094,940
Cie de Saint-Gobain SA	56,220	6,309,451
Cie Generale des Etablissements Michelin SCA	117,864	4,507,350
Klepierre SA	151,360	5,922,354
LVMH Moet Hennessy Louis Vuitton SE	5,214	2,831,353
Orange SA	474,135	7,071,314
Publicis Groupe SA	47,184	5,136,778
Sanofi SA	36,155	3,592,888
Vinci SA	25,547	3,650,574
		48,595,325
Germany — 8.5%
Allianz SE	9,355	3,703,938
Daimler Truck Holding AG	25,093	1,088,673
DHL Group	59,239	2,648,141
Evonik Industries AG	167,557	3,626,215
Heidelberg Materials AG	29,898	5,854,278
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,577	2,320,744
		19,241,989
Hong Kong — .8%
Sun Hung Kai Properties Ltd.	167,000	1,794,359
Italy — 3.8%
Enel SpA	709,099	6,509,609
Eni SpA(a)	142,348	2,096,652
		8,606,261
Japan — 20.0%
Advantest Corp.	52,600	2,692,965
Casio Computer Co. Ltd.	517,300	3,747,769
FUJIFILM Holdings Corp.	133,000	3,035,352
Fujitsu Ltd.	184,100	4,245,066
ITOCHU Corp.	47,300	2,544,230
Mitsubishi Electric Corp.	237,800	4,799,133
Mizuho Financial Group, Inc.	294,900	8,201,743
Nippon Telegraph & Telephone Corp.	2,140,700	2,386,242
Renesas Electronics Corp.	294,900	3,654,100
Shionogi & Co. Ltd.	180,700	3,023,910
Sumitomo Mitsui Financial Group, Inc.	179,600	4,618,090
Trend Micro, Inc.	29,300	2,204,194
		45,152,794

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 95.6% (continued)
Netherlands — 5.9%
ASML Holding NV	6,424	4,769,632
ING Groep NV	161,891	3,433,741
Koninklijke Ahold Delhaize NV	71,483	3,017,729
Stellantis NV	204,097	2,077,567
		13,298,669
Norway — .4%
Yara International ASA(a)	27,775	995,910
Singapore — 1.3%
Singapore Exchange Ltd.	269,500	2,929,552
Spain — 2.1%
ACS Actividades de Construccion y Servicios SA	73,689	4,840,320
Switzerland — 4.1%
Novartis AG	25,559	2,920,185
Roche Holding AG	13,086	4,221,547
Sonova Holding AG	6,361	1,991,001
		9,132,733
United Kingdom — 17.9%
BAE Systems PLC	121,444	3,111,378
BP PLC	738,426	3,579,218
GSK PLC	404,598	8,215,186
Rio Tinto PLC	43,802	2,597,912
Shell PLC	231,432	7,638,029
SSE PLC	113,069	2,682,769
Tate & Lyle PLC	395,277	2,945,148
Tesco PLC	909,094	4,752,487
Unilever PLC	74,350	4,715,260
		40,237,387
United States — 3.9%
CRH PLC	34,459	3,107,913
Ferguson Enterprises, Inc.	31,374	5,719,369
		8,827,282
Total Common Stocks (cost $173,402,416)		215,557,609

Preferred Dividend Rate (%)
Preferred Stocks — 1.7%
Germany — 1.7%
Volkswagen AG (cost $7,284,541)	7.16	35,083	3,798,665

Exchange-Traded Funds — 0.8%
United States — 0.8%
iShares MSCI EAFE ETF(a) (cost $1,681,043)	19,496	1,731,440

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .2%
Registered Investment Companies — .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $563,209)	4.42	563,209	563,209
Investment of Cash Collateral for Securities Loaned — .8%
Registered Investment Companies — .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(b) (cost $1,738,722)	4.42	1,738,722	1,738,722
Total Investments (cost $184,669,931)		99.1%	223,389,645
Cash and Receivables (Net)		.9%	1,990,817
Net Assets		100.0%	225,380,462

ETF—Exchange-Traded Fund

(a)
Security, or portion thereof, on loan. At May 31, 2025, the value of the fund’s securities on loan was $4,096,732 and the value of the collateral was
$4,267,024, consisting of cash collateral of $1,738,722 and U.S. Government & Agency securities valued at $2,528,302.  In addition, the value of collateral may include pending sales that are also on loan.

(b)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon International Fund

May 31, 2025 (Unaudited)
The following is a summary of the inputs used as of May 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total

Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	215,557,609	—	—	215,557,609
Equity Securities - Preferred Stocks	3,798,665	—	—	3,798,665
Exchange-Traded Funds	1,731,440	—	—	1,731,440
Investment Companies	2,301,931	—	—	2,301,931
	223,389,645	—	—	223,389,645

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At May 31, 2025, accumulated net unrealized appreciation on investments was $38,719,714, consisting of $50,410,923 gross unrealized appreciation and $11,691,209 gross unrealized depreciation.
At May 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.